As filed with the Securities and Exchange Commission on March 2, 2011

Registration Statement No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	59-1162998
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

George Feldenkreis

Chairman of the Board and Chief Executive Officer

Perry Ellis International, Inc.

3000 N.W. 107 Avenue

Miami, Florida 33172

(305) 592-2830

(Address, including zip code, and telephone number including area code, of registrant’s principal executive offices and agent for service)

Copies to:

Anita Britt Chief Financial Officer Perry Ellis International, Inc. 3000 N.W. 107 Avenue Miami, Florida 33172 Telephone: (305) 592-2830 Telecopier: (786) 221-8083	A. Jeffry Robinson, P.A. Broad and Cassel One Biscayne Tower, 21st Floor 2 South Biscayne Blvd. Miami, FL 33131 Telephone: (305) 373-9400 Telecopier: (305) 373-9443

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:   ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:   ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☒

Registration No. 333-167728

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of “larger accelerated filer,” “accelerated filer,” and “small reporting company” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer	☐		Accelerated filer	☒
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered(1)	Proposed maximum aggregate offering price(1)	Amount of registration fee(2)
Common Stock, par value $0.01 per share
Debt Securities
Subsidiary Guarantees of Debt Securities (3)
Total	$16,920,000	$16,920,000	$1,964.41

(1)	The Registrant previously registered an aggregate amount of $200 million of Common Stock, Debt Securities and Subsidiary Guarantees of Debt Securities (collectively, the “Securities”) on its Registration Statement on Form S-3 (Registration No. 333-167728). In accordance with Rule 462(b) under the Securities Act, an additional amount of Securities having a proposed maximum aggregate offering price of no more than 20% of the maximum aggregate offering price of the Securities eligible to be sold under the related Registration Statement on Form S-3 (Registration No. 333-167728), for which a filing fee of $6,140 was previously paid, are being registered.
(2)	Calculated pursuant to Rule 457(o) under the Securities Act.
(3)	Pursuant to Rule 457(n) under the Securities Act of 1933, no additional consideration will be received for the guarantees by Registrant’s guarantor subsidiaries and no separate fee is payable with respect to the guarantees.

Pursuant to Rule 462(b) under the Securities Act of 1933, this Registration Statement shall become effective upon filing with the Securities and Exchange Commission.

ADDITIONAL REGISTRANTS

Name of Additional Registrant	State of Incorporation	I.R.S. Employee Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, or Registrant’s Principal Executive Offices

Jantzen, LLC	Delaware	42-1534560	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme International, LLC	Delaware	42-1534564	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

PEI Licensing, Inc.	Delaware	42-1534568	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Jantzen Apparel, LLC	Delaware	51-0348614	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Salant Holding, LLC	Delaware	13-4116384	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Perry Ellis Menswear, LLC	Delaware	13-3402444	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Perry Ellis Shared Services Corporation	Delaware	20-2085469	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Winnsboro DC, LLC	Delaware	N/A	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Tampa DC, LLC	Delaware	20-4534227	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme Real Estate I, LLC	Florida	N/A	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme Real Estate II, LLC	Florida	N/A	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Supreme Realty, LLC	Florida	90-0087796	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

Perry Ellis Real Estate, LLC	Delaware	74-3043466	3000 N.W. 107 Avenue, Miami, FL 33172 (305) 592-2830

EXPLANATION AND INCORPORATION

OF CERTAIN DOCUMENTS BY REFERENCE

This Registration Statement on Form S-3 (the “Registration Statement”) is being filed with the Securities and Exchange Commission (the “Commission”) by Perry Ellis International, Inc., a Florida corporation (the “Company”), pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended. This Registration Statement incorporates by reference the contents of the Company’s Registration Statement on Form S-3 (Registration No. 333-167728), as amended, including the exhibits thereto, which was declared effective by the Commission on November 26, 2010 (the “Initial Registration Statement”).

This Registration Statement is being filed to increase the dollar amount of securities registered under the Initial Registration Statement by $16,920,000 pursuant to Rule 462(b). This amount is less than 20% of the amount available for issuance under the Initial Registration Statement. The required opinion and consent are listed on the exhibit index hereto and are filed herewith.

1

PART II

Information Not Required in Prospectus

Item 16.	Exhibits.

All exhibits filed with or incorporated by reference in Registration Statement No. 333-167728 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following which are filed herewith.

Exhibit No.	Description

5.1	Legal Opinion of Broad and Cassel (*)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm (*)

23.2	Consent of Broad and Cassel (included in Exhibit 5.1) (*)

24.1	Power of Attorney of Officers and Directors of the Registrant (set forth on the signature pages to the initial filing)

(*)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

PERRY ELLIS INTERNATIONAL, INC.

By:	/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

/s/ George Feldenkreis George Feldenkreis	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	March 2, 2011

* Oscar Feldenkreis	Vice Chairman of the Board, President and Chief Operating Officer	March 2, 2011

* Anita Britt	Chief Financial Officer (Principal Financial and Accounting Officer)	March 2, 2011

* Joe Arriola	Director	March 2, 2011

* Gary Dix	Director	March 2, 2011

* Joseph P. Lacher	Director	March 2, 2011

* Joseph Natoli	Director	March 2, 2011

* Eduardo M. Sardina	Director	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

JANTZEN, LLC

Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis, Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

SUPREME INTERNATIONAL, LLC

By: Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

PEI LICENSING, INC.

By:	*
Ann Bukawyn, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

* Ann Bukawyn	President (Principal Executive, Financial and Accounting Officer)	March 2, 2011

/s/ George Feldenkreis George Feldenkreis	Director	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

JANTZEN APPAREL, LLC

By: PEI Licensing, Inc., as its manager

*
Ann Bukawyn, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date
PEI LICENSING, INC.

* Ann Bukawyn, President	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

PERRY ELLIS MENSWEAR, LLC

By: Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis, Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

SALANT HOLDING, LLC

By: Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis, Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

SUPREME REAL ESTATE I, LLC

By:	*
Fanny Hanono, Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

* Fanny Hanono	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

SUPREME REAL ESTATE II, LLC

By:	*
Fanny Hanono, Manager

Name and Signature	Title	Date

* Fanny Hanono	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

SUPREME REALTY, LLC

By:	*
Fanny Hanono, Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

* Fanny Hanono	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

PERRY ELLIS REAL ESTATE, LLC

By: Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis, Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

PERRY ELLIS SHARED SERVICES CORPORATION

By:	/s/ George Feldenkreis
George Feldenkreis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

/s/ George Feldenkreis George Feldenkreis	President and Director (Principal Executive, Financial and Accounting Officer)	March 2, 2011

* Oscar Feldenreis	Director	March 2, 2011

*By:	/s/ George Feldenkreis
George Feldenkreis, as attorney- in-fact pursuant to the applicable power of attorney set forth in the Registration Statement on Form S-3, Registration No. 333-167728

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

WINNSBORO DC, LLC

By: Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 2, 2011.

TAMPA DC, LLC

By: Perry Ellis International, Inc., as its manager

/s/ George Feldenkreis
George Feldenkreis, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

PERRY ELLIS INTERNATIONAL, INC.

/s/ George Feldenkreis George Feldenkreis, Chairman of the Board and Chief Executive Officer	Manager (Principal Executive, Financial and Accounting Officer)	March 2, 2011